UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23382

SPROTT FUNDS TRUST

(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600,

Toronto, Ontario, Canada M5J2J1

(Address of principal executive offices) (Zip code)

John Ciampaglia

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

(Name and address of agent for service)

(416) 943-8099

Registrant’s Telephone Number, including Area Code

Date of fiscal year end: December 31, 2020

Date of reporting period: November 1 - December 31, 2020

Item 1. Reports to Stockholders.

(a)

Sprott | Annual Report

December 31, 2020

Sprott Gold Equity Fund Investor Class
(Nasdaq: SGDLX)

Sprott Gold Equity Fund Institutional Class
(Nasdaq: SGDIX)

Sprott Gold Equity Fund

Shareholder Letter	December 31, 2020

Dear Fellow Shareholders,

The Sprott Gold Equity Fund’s (“Fund”) annual fiscal period has shifted from a November 1 to October 31 annual period to an annual calendar period, January 1 to December 31. This report covers the two-months from November 1 to December 31, 2020. During the two months, the Fund’s investor class appreciated 1.97%. This performance compares to a return of 2.98% for the same period for the PHLX Gold/Silver Sector Total Return Index (XXAU), the Fund’s benchmark.

Market Review

The gold price began the two-month period at $1,879 per ounce (as of October 31, 2020) and ended the year slightly higher at $1,898 (as of December 31, 2020). Gold initially rose in early November, as the U.S. Presidential election was underway. With the conclusion of the voting process, gold prices pulled back while broader equity markets rose rapidly, along with U.S. Treasury bond yields, as the U.S. dollar (DXY) weakened. By the end of November, gold prices fell back below where they began the month and then recovered in early December as COVID-19 vaccine approvals became news. The broader market’s surge at year-end, along with political posturing surrounding another U.S. stimulus package and COVID-19 restrictions, supported gold prices throughout December. Silver prices trailed most of gold’s moves during the two months, but at year end, silver’s price momentum saw a surge that carried on into the New Year.

Precious metals stocks largely followed the move in metals prices, moving higher in early November as broader equity markets rose but then sold off as broader equity markets surged upwards with anticipation of COVID vaccine approvals. December saw a steady interest build in the precious metals equity sector and, in particular, silver-related mining stocks.

Fund Activity

During the two-month period, the Fund’s top performers included Sibanye-Stillwater Limited, SilverCrest Metals, Inc., Jaguar Mining, Inc., Gatos Silver, Inc. and MAG Silver Corp. Holdings that hurt the Fund’s performance during the two months included Barrick Gold Corporation, Kirkland Lake Gold Ltd., Northern Star Resources Limited, Gold Fields Limited and B2Gold Corp.

There were no significant changes in how the Fund’s portfolio strategy was implemented during the period. Physical gold vaulted in a secure location continued to be the largest position with 78,229 gross ounces owned by the Fund, making up about 12.11% of total assets. The remainder of the Fund (87.89%) was invested in international gold and silver exploration and mining equities, including larger-cap mining companies but with greater weight and emphasis on mid- to small-cap “junior” miners. These types of companies can have significant outperformance potential from the value creation steps they go through as they develop their natural resources. A small position was started in Equinox Gold Corp., which made a bid to acquire portfolio holding Premier Gold Mines Limited during December. Seabridge Gold, Inc. was also purchased for the Fund during the period as it acquired Pretium Resources, Inc. property, adjacent to Seabridge’s British Colombia property, which consolidates a land position and adds to Seabridge’s gold resource endowment. Saracen Mineral Holdings Limited was sold during the period as the company’s stock appreciated while it was being acquired by Northern Star.

Investment Outlook

If the prices of precious metals rise, we believe that Sprott Gold Equity Fund is well positioned to take advantage of the various corporate and industry dynamics that can generate significant value during a gold bull market. These may include resource discovery, project development, cash flow generation, property transactions as well as mergers and acquisitions. Additionally, gold stocks represent inexpensive leveraged calls on the excellent possibility of further rises in the gold price. For example, a $100 increase in the gold price, or 5.41%, would lead to an approximate 20% increase in pre-tax cash flow, based on an estimated industry-wide cash cost of $1,000/oz.

1 | December 31, 2020

Sprott Gold Equity Fund

Shareholder Letter	December 31, 2020

Strong precious metals markets are providing a very favorable outlook for miners — earnings are robust and should remain that way, while dividends are increasing and balance sheets continue to strengthen. Many companies are generating substantial free cash flow, which will lead to further dividend increases. Many mining companies are already providing dividend yields higher than bond yields and many equities (10 YR U.S. Treasuries yielded 0.91% and the S&P 500 Index 1.55% at year end). Surplus cash is also leading to more share buybacks. For example, Alamos Gold, Inc. announced a program to repurchase up to 10% of its outstanding shares and expect others to follow with the help of record-high free cash flow generation.

Even with share buybacks and dividend increases, gold mining shares represent unprecedented value compared to many conventional equity alternatives. Gold mining stocks currently trade at a 50% discount to the S&P 500 Index. Gold miners now trade at EV/EBITDA of 7.81x compared to the equal-weighted S&P 500 Index of 16.76x, the widest spread in 10 years (as of December 31, 2020).

The valuations for the broader equity and bond markets offer substantial risks but little upside. While there are risks in the precious metal sector, valuations do matter. The precious metals sector is greatly underowned, and its attractive valuations have yet to reflect the sector’s sound and improving fundamentals. Our view is that this value will be recognized as mining companies continue to generate cash, execute value-creating transactions, advantageously deploy capital, continue to issue dividends and buy back shares.

With best wishes,

John C. Hathaway	Douglas B. Groh
Senior Portfolio Manager	Senior Portfolio Manager

2 | December 31, 2020

Sprott Gold Equity Fund

Performance Overview	December 31, 2020

Growth of $10,000 (as of December 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Indexes

Sprott Gold Equity Fund (Investor Class)

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 12/31/2010. On January 21, 2020, the Sprott Gold Equity Fund assumed the net asset value and performance history of the Tocqueville Gold Fund (the “Predecessor Fund”) (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2010, 2019 and 2020 the performance of the Sprott Gold Equity Fund (Investor Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. PHLX Gold/Silver Sector Index (XAU) total return was calculated using the following tickers and dates: XAU from Dec. 31, 2010 - Dec. 31, 2011, and XXAU onwards. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN
FOR YEARS ENDED DECEMBER 31, 2020

	1 Year	3 Year	5 Year	10 Year
Sprott Gold Equity Fund (Investor Class)	31.76%	14.22%	17.91%	-4.04%
Philadelphia Gold/Silver Sector Total Return Index (XXAU)	36.04%	20.16%	27.01%	-3.35%
Standard & Poor’s 500 Total Return Index	18.40%	14.18%	15.22%	13.88%

3 | December 31, 2020

Sprott Gold Equity Fund

Performance Overview	December 31, 2020

Growth of $1,000,000 (as of December 31, 2020)

Comparison of Change in Value of $1,000,000 Investment in the Fund and the Underlying Indexes

Sprott Gold Equity Fund (Institutional Class)
(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 4/8/2019 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2019 and 2020 the performance of the Sprott Gold Equity Fund (Institutional Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN
FOR PERIODS ENDED DECEMBER 31, 2020

	1 Year	Since Inception (April 8, 2019)
Sprott Gold Equity Fund (Institutional Class)	32.12%	35.07%
Philadelphia Gold/Silver Sector Total Return Index (XXAU)	36.04%	44.03%
Standard & Poor’s 500 Total Return Index	18.40%	18.44%

4 | December 31, 2020

Sprott Gold Equity Fund

Expense Example	December 31, 2020

As a shareholder of the Sprott Gold Equity Fund (the “Fund”), you incur two types of costs: transaction costs, including redemptions fees; and ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (Nov 1, 2020-December 31, 2020).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Nov. 1, 2020	Ending Account Value Dec. 31, 2020	Expenses Paid During Period Nov 1, 2020 - Dec. 31, 2020
Sprott Gold Equity Fund (Investor Class)
Actual	$1,000	$1,019.70	$2.31*
Hypothetical (5% returns Before expenses)	$1,000	$1,018.30	$6.97**

*	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.37%) multiplied by the average account value during the period, multiplied by the number of days (61) in the most recent six-month period and divided by the number of days in the most recent twelve month period (365).

**	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.37%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

	Beginning Account Value Nov. 1, 2020	Ending Account Value Dec. 31, 2020	Expenses Paid During Period* Nov. 1, 2020 - Dec. 31, 2020
Sprott Gold Equity Fund (Institutional Class)
Actual	$1,000	$1,020.40	$1.84*
Hypothetical (5% returns Before expenses)	$1,000	$1,019.71	$5.55**

*	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.09%) multiplied by the average account value during the period, multiplied by the number of days (61) in the most recent six-month period and divided by the number of days in the most recent twelve month period (365).

**	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.09%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

5 | December 31, 2020

Sprott Gold Equity Fund

Schedule of Investments	as of December 31, 2020

	Shares	Value
COMMON STOCKS (86.8%)
Gold Related Securities (75.6%)
Australia (4.6%)
Bellevue Gold Ltd.(a)	6,023,000	$5,200,648
Northern Star Resources Ltd.	2,964,500	29,002,779
West African Resources Ltd.(a)(b)	27,400,000	22,074,628
		56,278,055

Canada (61.5%)
Agnico Eagle Mines Ltd.	203,186	14,300,757
Alamos Gold, Inc.	3,799,600	33,246,500
B2Gold Corp.(c)	5,332,100	29,859,760
Barrick Gold Corp.	1,421,200	32,374,936
Baru Gold Corp.(a)(b)(e)	13,096,553	1,697,644
Baru Gold Corp.(a)(b)(d)	194,440	25,204
Corvus Gold, Inc.(a)(b)(c)	3,226,901	7,680,024
Corvus Gold, Inc.(a)(b)(e)	1,739,130	4,126,147
Corvus Gold, Inc.(a)(b)(c)(d)	6,954,100	16,498,847
Corvus Gold, Inc.(a)(b)(d)(e)	9,500,000	22,539,084
Equinox Gold Corp.(a)	100,000	1,034,645
Falco Resources Ltd.(a)(b)	16,222,300	5,225,189
Franco-Nevada Corp.	187,600	23,521,848
Gold Standard Ventures Corp.(a)	3,000,000	2,144,709
International Tower Hill Mines Ltd.(a)(b)	6,850,222	9,453,306
International Tower Hill Mines Ltd.(a)(b)(d)	1,666,667	2,330,637
International Tower Hill Mines Ltd.(a)(b)(e)	18,664,631	26,100,278
Jaguar Mining, Inc.(b)	7,647,959	50,109,182
Kinross Gold Corp.(c)	4,089,967	30,020,358
Kirkland Lake Gold Ltd.	1,007,513	41,633,423
Maverix Metals, Inc.(d)	2,700,000	14,869,196
Maverix Metals, Inc.(c)	1,615,000	8,817,900
Novagold Resources, Inc.(a)(c)	2,080,800	20,121,336
NuLegacy Gold Corp.(a)(b)	37,852,485	4,163,208
Osisko Development Holdings(a)	1,333,400	7,950,747
Osisko Gold Royalties Ltd.	24,340	308,631
Osisko Gold Royalties Ltd(d)	3,130,127	39,664,505
Osisko Mining, Inc.(a)(b)	15,384,239	44,718,112
Pan American Silver Corp.	1,088,445	37,562,237
Premier Gold Mines Ltd.(a)(b)	12,738,160	30,121,660
Pretium Resources, Inc.(a)	2,423,485	27,778,023
Rockhaven Resources Ltd.(a)	4,631,500	636,745
Seabridge Gold, Inc.(a)(c)	400,000	8,428,000
Silvercrest Metals, Inc.(a)(b)	4,756,600	53,025,496
SSR Mining, Inc.(a)	747,300	15,005,883
Strategic Metals, Inc.(a)(b)(e)	9,886,500	3,067,930
Torex Gold Resources, Inc.(a)	2,433,900	36,501,808
Trifecta Gold Ltd.(a)	2,325,199	150,702
Wesdome Gold Mines Ltd.(a)	2,482,700	20,713,547
Wheaton Precious Metals Corp.	636,175	26,553,944
		754,082,088
Cayman Islands (2.5%)
Endeavour Mining Corp.(a)(c)	1,297,500	30,205,791

South Africa (2.2%)
Gold Fields Ltd. - ADR(c)	2,681,000	24,852,870
Gold Fields Ltd.	200,000	1,872,338
		26,725,208

	Shares	Value

United States (4.8%)
Contango ORE(a)	263,200	$4,606,000
Electrum Ltd.(a)(f) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	42,546
Newmont Mining Corp.	511,990	30,663,081
Royal Gold, Inc.(c)	223,500	23,771,460
		59,083,087
Total Gold Related Securities		926,374,229

Other Precious Metals Related Securities (10.6%)
Canada (6.7%)
Bear Creek Mining Corp.(a)(b)	7,413,200	18,228,703
MAG Silver Corp.(a)(b)	1,432,665	29,330,859
MAG Silver Corp.(a)(b)(c)	1,581,135	32,444,890
Nickel Creek Platinum Ltd.(a)(b)	1,658,293	195,415
Nickel Creek Platinum Ltd.(a)(b)	12,379,201	1,458,779
		81,658,646
South Africa (2.9%)
Sibanye Stillwater Ltd. - ADR(c)	2,250,000	35,752,500

United States (1.0%)
Gatos Silver, Inc.(a)	906,416	11,810,596
Silver Opportunity Partners Corp.(a)(e)(f)
(Originally acquired 3/15/11, Cost $4,525,333)	243,690	974,761
		12,785,357
Total Other Precious Metals Related Securities		130,196,503

Other Securities (0.6%)
United States (0.6%)
Gold Bullion International LLC(a)(b)(e)
(Originally acquired 5/12/10, Cost $5,000,000)	5,000,000	6,900,000
I-Pulse, Inc.(a)(e)(f) (Originally acquired 10/9/07, Cost $175,524)	74,532	596,256
Total Other Securities		7,496,256
TOTAL COMMON STOCKS
(Cost $886,886,580)		1,064,066,988

PRIVATE FUND (1.1%)
Tocqueville Bullion Reserve LP(a)(b)(e)
(Originally acquired 11/28/11, Cost $13,795,735)	7,619	13,639,553

TOTAL PRIVATE FUND
(Cost $13,795,735)		13,639,553
GOLD BULLION (12.1%)
Gold Bullion(a)	78,229	148,507,032

TOTAL GOLD BULLION		148,507,032

6 | December 31, 2020

Sprott Gold Equity Fund

Schedule of Investments	as of December 31, 2020 (Unaudited)

	Shares	Value
WARRANTS (0.1%)
Gold Related Securities (0.1%)
Canada (0.1%)
Baru Gold Corp.
Expiration: 3/8/2022,
Exercise Price: CAD $0.50(a)(b)(e)(f)
(Originally acquired 3/3/17, Cost $0)	3,321,250	$261
Maverix Metals
Expiration: 12/23/2021,
Exercise Price: CAD $2.41(a)(e)(f)
(Originally acquired 5/9/19, Cost $0)	437,500	1,265,206
NuLegacy Gold Corp.
Expiration: 10/8/2022,
Exercise Price: CAD $0.12(a)(b)(f)
(Originally acquied 10/7/19, Cost $0)	4,648,198	129,269
Osisko Mining, Inc.
Expiration: 12/23/2021,
Exercise Price: CAD $5.25(a)(b)(f)
(Originaly acquired 6/17/20, Cost $0)	932,500	123,879
Osisko Gold Royalties Ltd.
Expiration: 2/18/2022,
Exercise Price: CAD $36.50(a)	274,000	68,882
Total Gold Related Securities		1,587,497

Other Precious Metals Related Securities (0.0%)
Nickel Creek Platinum Ltd.
Expiration: 08/07/2023,
Exercise Price: CAD $0.35(a)(b)(f)
(Originally acquired 8/4/17, Cost $0)	6,189,601	11,184
Nickel Creek Platinum Ltd.
Expiration: 7/1/2024,
Exercise Price: CAD $0.08(a)(b)(f)
(Originally acquired 7/1/19, Cost $0)	1,658,293	104,352
Total Other Precious Metals Related Securities		115,536
TOTAL WARRANTS
(Cost $0)		1,703,033

RIGHTS (0.0%)
Gold Related Securities (0.0%)
Osisko Gold Royalties Ltd.
Expiration: 1/31/2021,
Exercise Price: CAD $0.67(a)(f)
(Originally acquired 10/28/20, Cost $0)	666,700	348,985
TOTAL RIGHTS
(Cost $0)		348,985

	Shares	Value

SHORT-TERM INVESTMENTS (4.4%)
Money Market Fund (0.0%)
STIT-Treasury Portfolio
Institutional Class, 0.010%	354	$354
Investments Purchased with Collateral
from Securities Loaned (4.4%)
Mount Vernon Liquid Assets, 0.16%	53,440,661	53,440,661

TOTAL SHORT-TERM INVESTMENTS
(Cost $53,441,015)		53,441,015

TOTAL INVESTMENTS (104.5%)
(Cost $954,123,330)		1,281,706,606
LIABILITIES IN EXCESS OF OTHER ASSETS (4.5)%		(55,257,605)
TOTAL NET ASSETS - 100.0%		$1,226,449,001

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.

(b)	Affiliated company. See Footnote 7.

(c)	This security or a partial position of this security is on loan at December 31, 2020. The total market value of securities on loan at December 31, 2020 was $50,915,339. See Footnote 11.

(d)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.

(e)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of December 31, 2020 was $58,796,550, which represented 4.79% of net assets.

(f)	Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Footnote 2. The aggregate value of fair valued securities as of December 31, 2020 was $10,496,698, which represented 0.86% of the Fund’s net assets.

(g)	Variable rate security. Rate listed is the 7-day effective yield as of December 31, 2020

The Accompanying Footnotes are an Integral Part of these Financial Statements.

7 | December 31, 2020

Sprott Gold Equity Fund

Schedule of Investments	December 31, 2020

Percent of Total Investments

Allocation of Portfolio Holdings

*	Category is less than 0.1% of total investments.

8 | December 31, 2020

Sprott Gold Equity Fund

Schedule of Assets & Liabilities	December 31, 2020

Sprott Gold Equity Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$876,182,886
Affiliated issuers	405,523,720
Foreign currencies, at value(2)	2,313
Receivable for investments sold	3,285,392
Receivable for Fund shares sold	1,514,741
Securities lending income receivable	11,122
Dividends, interest and other receivables	283,538
Other assets	51,054
Total Assets	1,286,854,766

LIABILITIES:
Payable for foreign currencies purchased	3,229
Payable for investments sold	1,980,420
Payable for loans outstanding	1,450,000
Payable for Fund shares redeemed	1,813,189
Payable to Adviser (see Note 3)	849,372
Payable for collateral upon return of securities loaned	53,440,661
Payable to Administrator	177,753
Payable to Chief Compliance Officer	80,000
Accrued distribution fee	183,933
Accrued expenses and other liabilities	427,208
Total Liabilities	60,405,765
NET ASSETS	$1,226,449,001

NET ASSETS CONSIST OF:
Paid in capital	$1,185,713,970
Total distributable earnings	40,735,031
NET ASSETS	$1,226,449,001

INVESTOR CLASS
Net assets	$964,071,328
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	17,589,265
Net asset value, offering and redemption price per share	$54.81

INSTITUTIONAL CLASS(3)
Net assets	$262,377,673
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	4,763,687
Net asset value, offering and redemption price per share	$55.08

(1) Cost of investments
Unafiliated issuers	$624,748,390
Affiliated issuers	$329,374,940
(2) Cost of foreign currencies	$2,223

See Notes to Financial Statements.

9 | December 31, 2020

Sprott Gold Equity Fund

Schedule of Operations	December 31, 2020

	For the Period 11/1/20 through 12/31/20	For the Year Ended 10/31/20
INVESTMENT INCOME:
Dividends*
Unaffiliated issuers	$1,588,961	$4,669,626
Affiliated issuers	—	470,456
Interest	61	22,296
Income from securities lending (Note 13)	20,917	29,019
Total investment income	1,609,939	5,191,397

EXPENSES:
Investment Adviser's fee (See Note 3)	1,679,560	9,428,083	(1)
Distribution (12b-1) fees—Investor Class Only (See Note 3)	396,716	2,335,822	(2)
Administration fees (See Note 3)	271,284	1,507,049	(3)
Transfer agent and shareholder services fees—Investor Class	84,298	465,658
Legal fees	38,003	210,704
Audit fees	35,014	38,682
Custody fees	34,648	200,841
Fund accounting fees	29,662	163,990
Printing and mailing expense	25,803	147,570
Other expenses	15,982	148,185	(4)
Blue sky fees	9,030	67,989
Transfer agent and shareholder services fees—Institutional Class	7,320	43,386
Miscellaneous Expense	3,004	22,245
Interest expense	685	30,935
Registration fees	305	3,443
Trustee fees and expenses	—	74,146
Insurance expense	—	27,660
Deferred offering costs	—	11,332
Net expenses	2,631,314	14,927,720
NET INVESTMENT LOSS	(1,021,375)	(9,736,323)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	2,829,510	127,985,372
Affiliated issuers	—	9,746,910
Foreign currency translation	33,338	(536,291)
	2,862,848	137,195,991
Net change in unrealized appreciation (depreciation) on:
Investments
Unaffiliated Issuers	(35,970,552)	114,001,296
Affiliated Issuers	37,621,683	96,567,182
Foreign currency translation	20,073,265	28,751,860
	21,724,396	239,320,338
Net gain on investments and foreign currency	24,587,244	376,516,329
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,565,869	$366,780,006
* Net of foreign taxes withheld of:	$245,003	$710,163

(1)	For the year ended October 31, 2020, this expense includes $1,994,829 paid to previous Adviser prior to the Reorganization. See Note 1.

(2)	For the year ended October 31, 2020, this expense includes $542,256 paid to the previous Distributor prior to the Reorganization. See Note 1.

(3)	For the year ended October 31, 2020, this expense includes $315,614 paid to the previous Adviser prior to the Reorganization. See Note 1.

(4)	For the year ended October 31, 2020, this expense includes $47,508 paid to the previous Adviser for compensation of its Chief Compliance Officer.

See Notes to Financial Statements.

10 | December 31, 2020

Sprott Gold Equity Fund

Statements of Changes in Net Assets	December 31, 2020

	Sprott Gold Equity Fund(1)
	For the Period Ended December 31, 2020	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS:
Net investment loss	$(1,021,375)	$(9,736,323)	$(8,748,632)
Net realized gain (loss) on sale of investments and foreign currency	2,862,848	137,195,991	(36,401,143)
Net change in unrealized appreciation (depreciation)	21,724,396	239,320,338	307,483,614
Net increase (decrease) in net assets resulting from operations	23,565,869	366,780,006	262,333,839

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Investor Class	—	—	—
Net dividends and distributions to shareholders - Institutional Class	—	—	—
Total dividends and distributions	—	—	—

FUND SHARE TRANSACTIONS:
Shares sold - Investor Class	24,862,917	183,257,068	237,866,185
Shares sold - Institutional Class	18,623,769	199,229,825	36,464,397
Shares issued to holders in reinvestment of dividends - Investor Class	—	—	—
Shares issued to holders in reinvestment of dividends - Institutional Class	—	—	—
Shares redeemed - Investor Class*	(44,984,274)	(488,747,702)	(356,594,374)
Shares redeemed - Institutional Class*	(10,268,787)	(83,612,797)	(1,721,269)
Net decrease	(11,766,375)	(189,873,606)	(83,985,061)
Net increase in net assets	11,799,494	176,906,400	178,348,778

NET ASSETS:
Beginning of period	1,214,649,507	1,037,743,107	859,394,329
End of period**	$1,226,449,001	$1,214,649,507	$1,037,743,107
*Net of redemption fees of:	$30,676	$198,495	$416,731

(1)	The Fund was reorganized on January 17, 2020 and became a series within the Sprott Fund Trust thereafter.

See Notes to Financial Statements.

11 | December 31, 2020

Sprott Gold Equity Fund (Investor Class)

Financial Highlights	For a Share Outstanding Throughout the Year

	Sprott Gold Equity Fund
	Period Ended December 31,2020		Years Ended October 31,
Per share operating performance (For a share outstanding throughout the year)			2020	2019	2018	2017	2016
NET ASSET VALUE, BEGINNING OF YEAR	$53.75		$38.74	$29.01	$35.64	$39.32	$26.04

OPERATIONS:
Net investment loss(1)(2)	(0.05)		(0.42)	(0.43)	(0.38)	(0.39)	(0.33)
Net realized and unrealized gain (loss)	1.11		15.43	10.16	(6.25)	(3.29)	13.61
Total from investment operations*	1.06		15.01	9.73	(6.63)	(3.68)	13.28

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		—	—	—	—	—
Total distributions	—		—	—	—	—	—

Change in net asset value for the year	1.06		15.01	9.73	(6.63)	(3.68)	13.28
Net asset value, end of year	$54.81		$53.75	$38.74	$29.01	$35.64	$39.32
* Includes redemption fees per share of	0.00	(3)	0.01	0.02	0.00 (3)	0.01	0.01
TOTAL RETURN	2.0	%(4)	38.7%	33.5%	(18.6)%	(9.4)%	51.0%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)	$964,071		$965,963	$998,076	$859,394	$1,153,287	$1,365,282

Ratio to average net assets:
Expense	1.37	%(5)	1.39%	1.47%	1.42%	1.38%	1.39%
Net investment loss	(0.57	)%(5)	(0.93)%	(0.94)%	(0.88)%	(0.95)%	(0.91)%
Portfolio turnover rate	1	%(4)	34%	12%	9%	14%	15%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences for the period ended December 31, 2020 and the four years ended 2019, 2018, 2017 and 2016.

(2)	Net investment loss per share is calculated using the average shares outstanding method for the period ended December 31, 2020 and the year ended October 31, 2020.

(3)	Represents less than $0.01.

(4)	Not Annualized

(5)	Annualized

See Notes to Financial Statements.

12 | December 31, 2020

Sprott Gold Equity Fund (Institutional Class)

Financial Highlights	For a Share Outstanding Throughout the Period

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Period Ended Decembe 31, 2020		Year Ended October 31, 2020	April 8, 2019(1) through October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$53.98		$38.81	$32.73

OPERATIONS:
Net investment loss(2)(3)	(0.03)		(0.30)	(0.10)
Net realized and unrealized gain	1.13		15.47	6.18
Total from investment operations*	1.10		15.17	6.08

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	—		—	—
Distributions from net realized gains	—		—	—
Total distributions	—		—	—

Change in net asset value for the period	1.10		15.17	6.08
Net asset value, end of period	$55.08		$53.98	$38.81
* Includes redemption fees per share of	0.00	%(6)	0.02	—
TOTAL RETURN	2.0	%(4)	39.1%	18.6	%(4)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)	$262,378		$248,686	$39,732

Ratio to average net assets:
Expense	1.09	%(5)	1.11%	1.28	%(5)
Net investment loss	(0.29	)%(5)	(0.63)%	(0.93	)%(5)
Portfolio turnover rate	1	%(4)	34%	12	%(4)

(1)	Institutional Class shares commenced operations on April 8, 2019.

(2)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences for the period ended October 31, 2019.

(3)	Net investment gain(loss) per share is calculated using the average shares outstanding method for the two months ended December 31, 2020 and the year ended October 31, 2020.

(4)	Not Annualized

(5)	Annualized

(6)	Represents less than $0.01.

See Notes to Financial Statements

13 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of October 31, 2020, the Trust consisted of three separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Equity Fund (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets that are primarily engaged in mining or processing gold.

Fund Reorganization

The Trust’s Board of Trustees and the Tocqueville Trust Board of Trustees approved a Plan of Reorganization and Termination (the “Plan”) to reorganize the Tocqueville Gold Fund (the “Target Fund” and “Predecessor Fund”), a series of the Tocqueville Trust, into the Sprott Gold Equity Fund (the “Acquiring Fund”), a newly-created series of the Trust (the “Reorganization”). Shareholders for the Target Fund approved the Plan at a special meeting on December 18, 2019. On January 17, 2020, pursuant to the Plan, the Target Fund transferred all its property and assets to the Acquiring Fund in exchange solely for voting shares of the Acquiring Fund and the assumption of all the Target Fund’s liabilities. The accounting and performance history of the shares of the Target Fund was redesignated as that of the Investor and Institutional Class of the Acquiring Fund. The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes. As such, the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes. The shares, net assets, net investment loss, and net unrealized appreciation of the investments as of the close of business on January 17, 2020 were as follows:

Investor Class Shares	23,668,252
Investor Class Net Assets	$948,209,308
Institutional Class Shares	1,996,479
Institutional Class Net Assets	$80,165,028
Net Investment Loss	$(2,552,460)
Unrealized Appreciation	$94,814,563

The Reorganization shifted the management oversight responsibility from Tocqueville Asset Management L.P. (“Tocqueville”) to Sprott Asset Management LP (“Sprott” and the “Adviser”). The Adviser engaged Sprott Asset Management USA Inc. as the subadviser to the Acquiring Fund. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investment received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with the amount distributable to shareholders for tax purposes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

14 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Restricted and illiquid securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

C. Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on the valuation day, the security is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Trusts’ Board of Trustees. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Trusts’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its

15 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used to value the Fund’s investments at December 31, 2020.

Sprott Gold Equity Fund*

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$921,574,981	$4,756,702	$42,546	$926,374,229
Other Precious Metals Related	129,221,742	—	974,761	130,196,503
Other	—	—	7,496,256	7,496,256
Total Common Stocks	1,050,796,723	4,756,702	8,513,563	1,064,066,988
Private Fund**^	—	—	—	13,639,553
Gold Bullion	148,507,032	—	—	148,507,032
Warrants
Gold Related	68,882	1,518,615	—	1,587,497
Other Precious Metals Related	—	115,536	—	115,536
Total Warrants	68,882	1,634,151	—	1,703,033
Right	—	348,985	—	348,985
Short Term Investments	53,441,015	—	—	53,441,015
Total Assets	$1,252,813,652	$6,739,838	$8,513,563	$1,281,706,606

*	For a detailed sector breakdown, please see the accompanying Schedules of Investments.

**	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

^	The Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Gold Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

Sprott Gold Equity Fund
Beginning Balance - November 1, 2020	$16,019,756
Purchases	—
Sales	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation	4,509
Transfers in/(out) of Level 3	(7,510,702)
Ending Balance - December 31, 2020	$8,513,563

16 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

As of December 31, 2020 there was no change in unrealized appreciation on positions still held for securities that were considered Level 3.

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of December 31, 2020.

Fund	Type of Security	Industry	Fair Value at 12/31/2020	Valuation Techniques	Unobservable Inputs	Range
Sprott Gold Equity Fund	Common Stock	Gold Related	$42,546	Professional analysis of latest company valuation and latest price change with illiquidity discount	Financing prices	$ 0.02
		Other Precious Metals Related	$974,761	Professional analysis of latest company valuation and latest price change with illiquidity discount	Financing prices	$ 4.00
		Other	$7,496,256	Professional analysis of latest company financing	Financing prices	$1.38 - $8.00

The significant unobservable inputs used in the fair value measurement of the Sprott Gold Equity Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place. The significant unobservable inputs used for the private fund is the latest price change of an Adviser deemed comparable proxy investment.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. Significant changes in the latest price change of the comparable proxy investment or a change in the adviser deemed comparable proxy investment could impact the value of the security.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Board of Trustees including the Independent Trustees.

Professional analysis of company valuation is provided through the opinion of portfolio managers and analysts of the Adviser who provide periodic updates to securities of similar discipline which allows for insights to lesser known or followed securities. This analysis is important where there are few identifiable market inputs, the security is private or has a narrowly focused business or is closely held. The latest price change with illiquidity discount is provided with the current market value of a comparable public issue, less 2%.

Portfolio management and the Trading department monitor fair valued positions for new financing or corporate actions that could lead to a change in valuation.

D. Gold and Precious Metals Mining Industry Risk

The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and precious metals mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

E. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day.

F. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses

17 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

G. Gold Risk

Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

J. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

K. Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

L. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended December 31, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences:

	Distributable Earnings	Paid in Capital
Sprott Gold Equity Fund	$9,510,695	$(9,510,695)

The permanent differences primarily relate to net operating losses.

As of December 31, 2020, the components of accumulated losses for income tax purposes were as follows:

Tax cost of Investments		$964,941,261
Unrealized appreciation		480,780,646
Unrealized depreciation		(164,012,988)
Net unrealized appreciation		316,767,658
Undistributed operating income		—
Undistributed long-term gains		—
Distributable earnings		—
Other accumulated loss		(276,032,627)
Total accumulated gain		$40,735,031

18 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

For the fiscal period ended December 31, 2020 the Sprott Gold Equity Fund had no late year losses.

At December 31, 2020 the Fund had tax basis capital losses which may be carried forward to offset future capital gains as shown below:

	Capital Losses Expiring	Capital Losses Expiring
	Indefinite Short-Term	Indefinite Long Term
Sprott Gold Equity Fund	$–	$276,024,734

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

M. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

N. Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of December 31, 2020 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser receives fees from the Fund, calculated daily and payable monthly, at an annual fee rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Prior to the Reorganization, the Adviser of the Predecessor Fund received the same tiered fee structure.

The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with Sprott Asset Management USA Inc. (“Sub-Adviser”) pursuant to which the Adviser has agreed to pay an annualized sub-advisory fee of 30% of the advisory fee.

Pursuant to an Administrative Services Agreement, the Fund pays the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion.

The Adviser has entered into a sub-administration agreement with U.S. Bank Global Fund Services (the “Sub-Administrator”), under which the Adviser pays the Sub-Administrator a fee based on the assets of the Fund. The fee payable to the Sub-Administrator by the Adviser is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for the Fund of $60,000. For the period ended December 31, 2020 the Adviser has made payments of $76,868 to the Sub-Administrator for services provided under a sub-administration agreement for the Fund.

Sprott Global Resource Investments (the “Distributor”), an affiliate of Sprott, acts as distributor for shares of the Fund. The Investor Class adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Investor Class pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

19 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

4. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Fund was as follows:

Sprott Gold Equity Fund (Investor Class)	For the Period ended December 31, 2020	For the Year ended October 31, 2020	For the Year ended October 31, 2019
Shares sold	463,845	4,220,917	7,050,588
Shares issues to holders in reinvestment dividends	—	—	—
Shares redeemed	(847,599)	(12,006,462)	(10,914,827)
Net decrease	(383,754)	(7,785,545)	(3,864,239)

Sprott Gold Equity Fund (Institutional Class)	For the Period ended December 31, 2020	For the Year ended October 31, 2020	For the Year ended October 31, 2019
Shares sold	347,676	5,357,533	1,071,251
Shares issues to holders in reinvestment dividends	—	—	—
Shares redeemed	(190,717)	(1,774,399)	(47,657)
Net increase(decrease)	156,959	3,583,134	1,023,594

5. FUND SHARE TRANSACTIONS

The Fund currently offers two classes of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for the Fund. This fee is retained by the Fund and is credited to paid in capital. For a more detailed description of when the redemption fee does not apply, please see the Fund’s Prospectus.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended December 31, 2020 are summarized below.

Sprott Gold Equity Fund
Purchases:	$23,740,245
Sales:	$15,219,864

7. Transactions with Affiliates*

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2020 through December 31, 2020. As defined in Section (2)(a)(3) of the 1940 Act; such issues are:

	November 1, 2020		Additions		Reductions		December 31, 2020						December 31, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	Value	Cost
Sprott Gold Equity Fund
Baru Gold Corp.	194,440	$3,148,570			—	$—	194,440	$—	$—	$—	$—	$6,232	$25,204	$3,148,570
Baru Gold Corp.	13,096,553	19,647,429			—	—	13,096,553	—	—	—	—	419,740	1,697,644	19,647,429
Baru Gold Corp. Warrant	3,321,250	—		$—	—	—	3,321,250	—	—	—	—	12	261	—
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	—	—	478,866	18,228,703	28,761,181
Corvus Gold, Inc.	3,226,901	2,212,904	—	—	—	—	3,226,901	—	—	—	—	225,883	7,680,024	2,212,904
Corvus Gold, Inc.	9,500,000	7,163,141	—	—			9,500,000	—	—	—	—	719,674	22,539,084	7,163,141
Corvus Gold, Inc.	6,954,100	8,503,013					6,954,100	—	—	—		526,809	16,498,847	8,503,013
Corvus Gold, Inc.	1,739,130	1,561,600				—	1,739,130	—	—	—	—	131,748	4,126,147	1,561,600
Falco Resources Ltd.	16,222,300	11,973,054	—	—	—	—	16,222,300	—	—	—	—	415,605	5,225,189	11,973,054
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	—	—	6,900,000	5,000,000
International Tower Hill Mines Ltd.	6,850,222	22,509,061				—	6,850,222	—	—	—	—	(753,524)	9,453,306	22,509,061

20 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

	November 1, 2020		Additions		Reductions		December 31, 2020						December 31, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	Value	Cost
International Tower Hill Mines Ltd.	18,664,631	35,619,856	–	–			18,664,631	–	–	–	–	(1,498,104)	26,100,278	35,619,856
International Tower Hill Mines Ltd.	1,666,667	8,833,502			–	–	1,666,667	–	–	–	–	(133,774)	2,330,637	8,833,502
Jaguar Mining, Inc.	7,647,959	5,832,118					7,647,959	–	–			8,605,959	50,109,182	5,832,118
MAG Silver Corp.	1,581,135	18,561,846					1,581,135	–	–	–		5,660,463	32,444,890	18,561,846
MAG Silver Corp.	1,432,665	15,000,003	–	–	–	–	1,432,665	–	–	–	–	5,125,132	29,330,859	15,000,003
Nickel Creek Platinum Ltd.	12,379,201	2,544,342	–	–			12,379,201	–	–	–	–	65,039	1,458,779	2,544,342
Nickel Creek Platinum Ltd.	1,658,293	51,762			–	–	1,658,293	–	–	–	–	8,712	195,415	51,762
Nickel Creek Platinum Ltd. Warrant	6,189,601	–	–	–	–	–	6,189,601	–	–	–	–	6,074	11,184	–
Nickel Creek Platinum Ltd. Warrant	1,658,293	–	–	–	–	–	1,658,293	–	–	–	–	31,040	104,352	–
NuLegacy Gold Corp.	37,852,485	6,682,142					37,852,485	–	–	–	–	(950,841)	4,163,208	6,682,142
NuLegacy Gold Corp. Warrant	4,648,198	–	–	–	–	–	4,648,198	–	–	–	–	(106,229)	129,269	–
Osisko Mining, Inc.	15,357,700	44,101,152	26,539	1,012,084	–	–	15,384,239	–	–	–	–	1,401,172	44,718,112	45,113,236
Osisko Mining, Inc.(a)	26,539	1,012,084	–	–	(26,539)	(1,012,084)	–	–	–	–	–	938,979	–	–
Osisko Mining, Inc. Warrant	932,500	145,793	–	–	–	–	932,500	–	–	–	–	(21,914)	123,879	–
Premier Gold Mines Ltd.	12,738,160	20,409,863			–	–	12,738,160	–	–	–	–	3,924,439	30,121,660	20,409,863
Silvercrest Metals, Inc	4,756,000	27,338,197			–	–	4,756,000	–	–	–	–	10,004,382	53,025,496	27,338,197
Strategic Metals Ltd.	9,886,500	14,175,946	–	–			9,886,500	–	–	–	–	(1,236,034)	3,067,930	14,175,946
Tocqueville Bullion Reserve LP -Class G(b)	7,619	13,795,735	–	–	–	–	7,619	–	–	–	–	40,564	13,639,553	13,795,735
West African Resources Ltd	27,400,000	4,936,439	–	–	–	–	27,400,000	–	–	–	–	3,585,579	22,074,628	4,936,439
		$329,520,733		$1,012,084		$(1,012,084)		$–	$–	$–	$–	$37,621,683	$405,523,720	$329,374,940

*	All affiliates listed are neither majority-owned subsidiaries or other controlled companies.

(a)	Private security restrictions lifted during period and combined with other non restricted securities.

(b)	Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The sole Non-Managing Member is John Hathaway, co-portfolio manager of the Sprott Gold Equity Fund, who has a 49% participating percentage.

The following issuers are affiliated with the Fund; that is, the Adviser had control of 5% or more of the outstanding voting securities during the year from November 1, 2019 through October 31, 2020. As defined in Section (2)(a)(3) of the 1940 Act; such issues are:

	November 1, 2019		Additions		Reductions		October 31, 2020						October 31, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	Value	Cost

Sprott Gold Equity Fund
Almaden Minerals Ltd.(a)	5,600,619	$4,649,357	—	$—	(5,600,619)	$(4,649,357)	—	—	—	$—	$(819,098)	$1,927,926	$—	$—
Argonaut Gold, Inc.(a)	2,837,000	12,710,613	—	—	(2,837,000)	(12,710,613)	—	—	—	—	(10,066,982)	8,079,568	—	—
ATAC Resources Ltd.(a)	9,784,891	31,231,835	(702,000)	(1,365,270)	(9,082,891)	(29,866,565)	—	—	—	—	(28,469,353)	28,487,340	—	—
ATAC Resources Ltd.(a)	—	—	702,000	1,365,270	(702,000)	(1,365,270)	—	—	—	—	(1,187,452)	1,258,673	—	—
Baru Gold Corp.	—	—	194,440	3,148,570	—	—	194,440	—	—	—	—	(3,129,597)	18,973	3,148,570
Baru Gold Corp.	—	—	13,096,553	19,647,429	—	—	13,096,553	—	—	—	—	(18,369,525)	1,277,904	19,647,429
Baru Gold Corp.	—	—	3,321,250	—	—	—	3,321,250	—	—	—	—	249	249	—
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	—	—	3,791,340	17,749,837	28,761,181
Corvus Gold, Inc.	3,226,901	2,212,904	—	—	—	—	3,226,901	—	—	—	—	2,710,597	7,454,141	2,212,904
Corvus Gold, Inc.	18,979,330	18,089,666	—	—	(9,479,330)	(10,926,525)	9,500,000	—	—	—	—	7,754,419	21,819,410	7,163,141
Corvus Gold, Inc.	—	—	7,740,200	9,364,925	(786,100)	(861,912)	6,954,100	—	—	—	1,532,277	5,374,388	15,972,038	8,503,013
Corvus Gold, Inc.	—	—	1,739,130	1,561,600	—	—	1,739,130	—	—	—	—	1,419,573	3,994,399	1,561,600
East Asia Minerals Corp.(a)	13,290,993	22,795,999	—	—	(13,290,993)	(22,795,999)	—	—	—	—	—	19,249,690	—	—
East Asia Minerals Corp.(a)	—	—	194,440	3,148,570	(194,440)	(3,148,570)	—	—	—	—	—	3,142,665	—	—
East Asia Minerals Corp.
Warrant(a)	4,617,560	—	—	—	(4,617,560)	—	—	—	—	—	—	(83,088)	—	—
East Asia Minerals Corp.
Warrant(a)	3,321,250	—	—	—	(3,321,250)	—	—	—	—	—	—	(113,474)	—	—
East Asia Minerals Corp.
Warrant(a)	976,493	—	—	—	(976,493)	—	—	—	—	—	—	—	—	—
Falco Resources Ltd.	16,222,300	11,973,054	—	—	—	—	16,222,300	—	—	—	—	1,744,352	4,809,584	11,973,054
Falco Resources Ltd.(a)	—	—	—	—	—	—	—	—	—	—	—	540,312	—	—
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	—	7,000	6,900,000	5,000,000

21 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

	November 1, 2019		Additions		Reductions		October 31, 2020						October 31, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	Value	Cost

International Tower Hill Mines Ltd.	5,738,836	20,953,120	1,111,386	1,555,941	—	—	6,850,222	—	—	—	—	5,474,445	10,206,831	22,509,061
International Tower Hill Mines Ltd.	20,331,298	44,453,358	—	—	(1,666,667)	(8,833,502)	18,664,631	—	—	—	—	17,253,547	27,598,381	35,619,856
International Tower Hill Mines Ltd.	—	—	1,666,667	8,833,502	—	—	1,666,667	—	—	—	—	1,540,664	2,464,410	8,833,502
Jaguar Mining, Inc.	77,179,388	4,895,707	—	—	(77,179,388)	(4,895,707)	—	—	—	—	—	(4,292,454)	—	—
Jaguar Mining, Inc.	64,330,707	8,127,887	77,179,388	4,895,707	(141,510,095)	(13,023,594)	—	—	—	23,117	5,075,802	313,056	—	—
Jaguar Mining, Inc.	—	—	7,820,960	5,941,857	(173,001)	(109,739)	7,647,959	—	—	447,339	1,013,483	35,671,104	41,503,222	5,832,118
MAG Silver Corp.	2,985,600	32,677,574	74,100	986,951	(1,478,565)	(15,102,679)	1,581,135	—	—	—	3,633,404	11,462,139	26,784,427	18,561,846
MAG Silver Corp.	1,432,665	15,000,003	—	—	—	—	1,432,665	—	—	—	—	10,065,080	24,205,726	15,000,003
Nickel Creek Platinum Ltd.	14,037,494	2,596,104	—	—	(1,658,293)	(51,762)	12,379,201	—	—	—	—	453,857	1,393,740	2,544,342
Nickel Creek Platinum Ltd.	—	—	1,658,293	51,762	—	—	1,658,293	—	—	—	—	60,798	186,703	51,762
Nickel Creek Platinum Ltd.Warrant	6,189,601	—	—	—	—	—	6,189,601	—	—	—	—	(101,566)	5,110	—
Nickel Creek Platinum Ltd Warrant	1,658,293	—	—	—	—	—	1,658,293	—	—	—	—	(31,693)	73,312	—
NuLegacy Gold Corp.	28,556,090	6,158,205	18,316,985	3,579,922	(9,020,590)	(3,055,985)	37,852,485	—	—	—	—	495,872	5,114,049	6,682,142
NuLegacy Gold Corp.	—	—	9,020,590	3,055,985	(9,020,590)	(3,055,985)	—	—	—	—	—	2,576,568	—	—
NuLegacy Gold Corp.	9,296,395	523,937	—	—	(9,296,395)	(523,937)	—	—	—	—	—	5,157	—	—
NuLegacy Gold Corp.
Warrant	4,648,198	—	—	—	—	—	4,648,198	—	—	—	—	75,982	235,498	—
Osisko Mining, Inc.	7,704,239	21,382,914	7,680,000	23,730,322	(26,539)	(1,012,084)	15,357,700	—	—	—	—	2,310,937	42,304,856	44,101,152
Osisko Mining, Inc.	—	—	26,539	1,012,084	—	—	26,539	—	—	—	—	16,888	73,105	1,012,084
Premier Gold Mines Ltd.	8,630,160	15,782,521	4,108,000	4,627,342	—	—	12,738,160	—	—	—	—	6,761,466	26,197,222	20,409,863
Rockhaven Resources Ltd.(a)	4,631,500	4,239,539	—	—	—	—	4,631,500	—	—	—	—	(3,718,091)	521,448	4,239,539
SEMAFO, Inc.(a)	10,563,000	42,034,223	—	—	(10,563,000)	(42,034,223)	—	—	—	—	(10,137,551)	7,704,473	—	—
Silvercrest Metals, Inc	—	—	4,756,000	27,338,197	—	—	4,756,000	—	—	—	—	(545,643)	43,021,114	27,338,197
Strategic Metals Ltd.	10,113,400	14,557,310	—	—	(226,900)	(381,364)	9,886,500	—	—	—	(303,791)	769,273	4,303,963	14,175,946
Tocqueville Bullion Reserve LP - Class G(c)	13,806	25,000,000	—	—	(6,187)	(11,204,265)	7,619	—	—	—	(1,204,265)	4,928,909	13,598,990	13,795,735
Torex Gold Resources, Inc.(a)	2,478,400	30,049,829	—	—	(44,500)	(485,543)	2,433,900	—	—	—	253,952	(546,571)	32,810,061	29,564,286
Torex Gold Resources, Inc.(a)	—	—	552,000	5,657,733	(552,000)	(5,657,733)	—	—	—	—	—	(2,418,374)	—	—
Trifecta Gold Ltd.(a)	2,325,199	—	—	—	—	—	2,325,199	—	—	—	—	55,965	122,168	—
West African Resources Ltd	27,400,000	4,936,439	—	—	—	—	27,400,000	—	—	—	—	13,552,610	18,489,049	4,936,439
		$430,793,279		$128,138,399		$(195,752,913)		$—	$—	$470,456	$(40,679,574)	$173,686,806	$401,209,920	$363,178,765

*	All affiliates listed are neither majority-owned subsidiaries or other controlled companies.

(a)	Security is no longer an affiliated company at October 31, 2020.

(b)	Private security restrictions lifted during period and combined with other non restricted securities.

(c)	Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The sole Non-Managing Member is John Hathaway, a co-portfolio manager of the Sprott Gold Equity Fund, who has a 49% participating percentage.

8. LINE OF CREDIT

The Fund has a $20,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Fund’s assets. The Line has a one-year term and is reviewed annually by the Board of Trustees. The interest rate as of December 31, 2020 was 2.75%. During the period ended December 31, 2020, the Fund’s maximum borrowing was $1,516,000 and average borrowing was $82,230. This borrowing resulted in interest expenses of $383. As of the period ended December 31, 2020 the Fund has a loan outstanding of $1,450,000.

9. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

22 | December 31, 2020

Sprott Gold Equity Fund

Notes to Financial Statements	December 31, 2020

10. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Once filed, the Fund’s Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.866.996.3863. You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov.

11. SECURITIES LENDING

The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short term securities. The Fund may return a portion of the interest earned to a third party that is unaffiliated with the Fund and acting as a “placing broker.” The Fund receives compensation for lending securities in the form of fees. The Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Fund’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Funds’ custodian, acts as the securities lending agent for the Fund. The value of the securities on loan and the cash collateral at December 31, 2020 are shown on the Statements of Assets and Liabilities. Shares of the Mount Vernon Liquid Assets Fund were purchased with proceeds from cash collateral received from securities on loan. The following table is a summary of the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020:

Fund	Value of Securities on Loan	Value of Cash Collateral Received
Sprott Gold Equity Fund	$50,915,339	$53,440,661

23 | December 31, 2020

Sprott Gold Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Gold Equity Fund (the “Fund”), a series of Sprott Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2020, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statements of operations	Statements of changes in net assets	Financial highlights
For the Period November 1 through December 31, 2020 and for the year ended October 31, 2020	For the Period November 1 through December 31, 2020 and for the year ended October 31, 2020	For the Period November 1 through December 31, 2020 and for the year in the period ended October 31, 2020

The statement of changes for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 have been audited by other auditors, whose report dated December 23, 2019 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 19, 2021

24 | December 31, 2020

Sprott Gold Equity Fund

Trustees & Officers	December 31, 2020

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	4	Sprott Focus Trust, Inc.

Barbara Connolly Keady, 1962	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010.	4	Sprott Focus Trust, Inc

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	4	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014.	4	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

25 | December 31, 2020

Sprott Gold Equity Fund

Trustees & Officers	December 31, 2020

Interested Trustee and Officers

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	3	None.

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In- House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).	N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1-844-940-4653.

26 | December 31, 2020

Sprott Gold Equity Fund

Privacy Policy

The privacy of our investors is very important to us. This Privacy Policy sets out the information practices for Sprott Inc. group members, including what types of personal and business information is collected, how the information is used, and with whom the information is shared. We are committed to protecting your privacy and maintaining the confidentiality of your information.

Definitions you need to know

We, our and us mean, as applicable, any Sprott Inc. group member or the collective Sprott Group.

Sprott Group means, collectively, Sprott Inc. and all of its affiliates and subsidiaries including Sprott Asset Management LP, Sprott Private Wealth LP and Sprott Consulting LP as well as any program or joint venture any of these parties participates in.

Service means any brokerage or financial product or service offered by us.

You and your means each person, whether an individual, corporation or trust, who has made application to us for or signed an application in respect of any Service offered by us, including any co-applicants, guarantors or personal or corporate representatives such as directors.

SROs refers to self-regulatory organizations, including the Investment Industry Regulatory Organization of Canada (IIROC), the Mutual Fund Dealers Association of Canada, the exchanges and other regulated marketplaces and the Canadian Investor Protection Fund.

What personal information do we collect?

The term personal information refers to any information about you including information that may specifically identify you. We will be collecting personal information from you that includes the following:

●	Your full name, address, occupation and date of birth, which is required by law;

●	Identification, such as a valid driver’s license or passport;

●	Your social insurance number for income tax reporting purposes, as required by law;

●	Your financial information including annual income, assets and liabilities, and banking information;

●	Your employment history and credit history;

●	Information about third parties such as your spouse if you are applying for certain Services, where this information is required by law.

For legal entities such as businesses, partnerships, trusts, estates or investment clubs, we may collect the information referred to above from each authorized person, partner, trustee, executor and club member, as appropriate.

How do we collect your information?

We collect your personal or business information directly from you or through your financial advisor or dealer in order to provide you with Services, to meet legal and regulatory requirements and for any other purposes to which you consent. Your information may be collected from a variety of sources, including:

●	Applications, questionnaires or other forms that you submit to us or contracts that you enter into with us;

●	Your transactions with us;

●	Meetings and telephone conversations with you; and

●	Our websites.

We may monitor or record any telephone call we have with you. The content of the call may also be retained. We may inform you prior to proceeding with the call of this possibility. This is to establish a record of the information you provide, to ensure that your instructions are followed properly and to ensure customer service levels are maintained.

How do we use your information?

We collect and use your personal or business information in order to give you the best possible service and for the purposes set out in your agreement(s) with us, such as:

●	To establish your identity and verify the accuracy of your information;

●	To confirm your corporate status;

27 | December 31, 2020

Sprott Gold Equity Fund

Privacy Policy

●	To understand your needs;

●	To determine the suitability of our Services for you;

●	To determine your eligibility for our Services;

●	To set up, administer and offer Services that meet your needs, including fulfilling any reporting or audit requirements;

●	To provide you with ongoing Service, including executing your transactions;

●	To provide you and your financial advisor or dealer with confirmations, tax receipts, proxy mailings, financial statements and other reports;

●	To meet our legal and regulatory requirements;

●	To manage and assess our risks; and

●	To protect us from error and to prevent or detect fraud or criminal activity.

We collect, use and disclose your social insurance number, social security number or other government-issued personal or business identification number for income tax reporting purposes, as required by law. In addition, we may ask you for your SIN to confirm your identity. This allows us to keep your personal information separate from that of other customers, particularly those with similar names, and helps maintain the integrity and accuracy of your personal information. You may refuse to consent to its use or disclosure for purposes other than as required by law.

How do we obtain your consent?

We rely on your actions as indications of your consent to our collection, use and disclosure of your personal information. For example, by signing an application form, voluntarily providing your information to us directly or through your financial advisor or dealer and continuing to do business with us, you are consenting to the collection, use and disclosure of your personal information for the purposes identified in this Privacy Policy. Sprott Group will not, as a condition of the supply of Services, require you to consent to the collection, use or disclosure of your personal information beyond that which is required to fulfill these purposes.

Who do we share your information with?

We may share your personal or business information within the Sprott Group for the purposes set out above. We do not provide directly all the services related to your relationship with us. We may use third party service providers or agents such as:

●	Your financial advisor or dealer;

●	Other financial service providers such as investment dealers, custodians, banks and others used to finance or facilitate transactions or operations on your behalf;

●	Transfer agents, portfolio managers, brokerage firms and similar service providers; and

●	Other service providers such as accounting, legal or tax preparation services.

●	Our service providers and our agents process or handle your information on our behalf and assist us with various services such as printing, imaging, document storage and shredding, mail distribution and marketing. Some of these third parties may be located outside of Canada. As a result, your information may be accessible to regulatory authorities in accordance with the laws of these jurisdictions. When information is provided to our service providers and to our agents, we will require them to protect the information in a manner that is consistent with Sprott Group privacy policies and practices.

We may also be required by law to disclose information to government regulatory authorities. For example, we may be required to report your income to taxation authorities. We may also be required to disclose your personal and business information to SROs. SROs collect, maintain and use such information for regulatory purposes, including trading surveillance, audits, investigations, maintenance of regulatory databases and enforcement proceedings. SROs may, in turn, disclose such information when reporting to securities regulators or when sharing information with other SROs and law enforcement agencies.

Sprott Group may be involved in the sale, transfer or reorganization of some or all of its business at some time in the future. As part of that sale, transfer or reorganization, we may disclose your personal and business information to the acquiring organization.

28 | December 31, 2020

Sprott Gold Equity Fund

Privacy Policy

How do we use your information for marketing purposes?

We may share your personal or business information within the Sprott Group for the purpose of marketing products and services that we believe may be of interest to you. This would only be done with your consent. We may ask you for your contact information, such as your telephone number, residential address, e-mail or other electronic address, and keep and use this information as well as disclose it to other members of the Sprott Group so that we or any of these companies may contact you directly through these channels for the purpose of marketing including telemarketing. Your consent to this is not a condition of doing business with us and you may withdraw it at any time (see below).

How do you withdraw your consent?

Subject to legal, regulatory and contractual requirements, you may refuse to consent to our collection, use or disclosure of your personal or business information, or you may withdraw your consent to our further collection, use or disclosure of your information at any time in the future by giving us reasonable notice. Depending on the circumstances, however, withdrawal of your consent may impact on our ability to provide you or continue to provide you with some Services or information that may be of value to you. We will act on your instructions as quickly as possible but there may be certain uses of your information that we may not be able to stop immediately.

You can tell us at any time to stop using information about you to promote our Services or the products and services of third parties we select, or to stop sharing your information with other members of the Sprott Group. If you wish to withdraw consent as outlined in this Privacy Policy, you may do so at any time by contacting us by mail at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary or by e-mail at samcompliance@sprott.com.

How do you update your information?

As we make decisions based on the information we have, we encourage you to help us keep our information accurate and complete. Contact us at any time at in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary if you wish to update the information we have about you.

How can you access your information?

You may request access to the personal information we hold about you at any time to review its content and accuracy and to have it amended as appropriate. To request access to such information please contact us in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary.

We will respond to your written access request promptly. We may be unable to provide you with access to all or some of the information we hold about you. We will provide you with an explanation in the event that we are unable to fulfill your access request.

Who do you contact if you have any questions or concerns?

If you have any questions about our privacy policies and practices and how they relate to you, please contact our Chief Compliance Officer by telephone at 1-855-943-8099, by e-mail at samcompliance@sprott.com or by mail to Sprott Inc., Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Chief Compliance Officer.

If you are still not satisfied, you can contact The Office of the Privacy Commissioner of Canada. Complaints to the Office of the Privacy Commissioner must be submitted in writing to 112 Kent Street, Ottawa, Ontario K1A 1H3 Attention: The Privacy Commissioner of Canada.

If you have any questions regarding this Policy, please contact us at:

Sprott Inc.

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario M5J 2J1

Canada

Telephone: 416.943.8099

Toll Free: 855.943.8099

Email: samcompliance@sprott.com

29 | December 31, 2020

Investment Adviser

Sprott Asset Management LP
200 Bay Street, Suite 2600
Toronto, Ontario, Canada M5J 2J1
(855) 943-8099
www.sprott.com

Investment Sub-Adviser

Sprott Asset Management USA, Inc.
500 Fifth Avenue, Suite 3020
New York, NY 10110

Distributor

Sprott Global Resource Investments Ltd.
1910 Palomar Point Way, Suite 200
Carlsbad, CA 92008

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel

Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

(b)	Not applicable to this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Barbara Connolly Keady as the Registrant’s “Audit Committee Financial Expert”. Ms. Connolly Keady is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 10/31/2020
Audit Fees	$30,000	$45,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 10/31/2020
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s president and treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during this period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2)   A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sprott Funds Trust

By (Signature and Title)	/s/ John Ciampaglia
John Ciampaglia, President

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Ciampaglia
John Ciampaglia, President

Date: March 5, 2021

By (Signature and Title)	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer

Date: March 5, 2021

* Print the name and title of each signing officer under his or her signature.